SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                August 31, 2006


                        Concurrent Computer Corporation
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware               0-13150                04-2735766
           --------               -------                ----------
       (State or Other          (Commission             (IRS Employer
         Jurisdiction           File Number)        Identification Number)
      of Incorporation)

       4375 River Green Parkway, Suite 100, Duluth, Georgia     30096
       ----------------------------------------------------     -----
             (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 31, 2006, we entered into a Waiver and Third Loan Modification Agreement ("Modification Agreement") with Silicon Valley Bank. The Modification Agreement provides for the waiver of our event of default on June 30, 2006, as previously reported in our Form 8-K on August 14, 2006, and revises the financial covenants to better reflect Concurrent's operations.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit Number      Description

10.1 Waiver and Third Loan Modification Agreement, dated August 31, 2006, by and between Concurrent Computer Corporation and Silicon Valley Bank.

                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONCURRENT COMPUTER CORPORATION



Date:  August 31, 2006                     By:  /s/ Gregory S. Wilson
                                                --------------------------------
                                                Gregory S. Wilson
                                                Chief Financial Officer


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
                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

10.1 Waiver and Third Loan Modification Agreement, dated August 31, 2006, by and between Concurrent Computer Corporation and Silicon Valley Bank.


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